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                                                                       WARRANT

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT.

                          Right to Purchase up to 27,000
                          Shares of Common Stock of
                          DynamicWeb Enterprises, Inc.

No. 10019

                          DYNAMICWEB ENTERPRISES, INC.
                          Common Stock Purchase Warrant

        DYNAMICWEB ENTERPRISES, INC., a New Jersey corporation (the "Company"), hereby certifies that, for value received, Virtual'Ex, Inc., (the "Holder"), or its successors or registered assigns, is entitled to purchase up to 27,000 shares of common stock, par value $.0001 per share (the "Common Stock"), of the Company, at an exercise price of $2.9375 per share (the "Purchase Price"), beginning on the date hereof and until the tenth anniversary of the date hereof (the "Expiration Date"), at which time this Common Stock Purchase Warrant (the "Warrant") shall expire and the Holder shall have no further rights hereunder; provided that (1) the Holder agrees to enter into or execute a subscription agreement in a form reasonably acceptable to the Company and (2) the Holder meets the reasonable conditions and is subject to the reasonable terms applicable to other purchasers of the Company's Common Stock.

        As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

        (a) The term "Company" shall include DynamicWeb Enterprises, Inc. and any corporation that shall succeed to or assume the obligations of DynamicWeb Enterprises, Inc. hereunder.



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        (b) The term "Other Securities" refers to any stock (other than
Common Stock) and other securities of the Company or any other person (corporate or otherwise), which stock or other securities the holder of the Warrant at any time shall be entitled to receive, or shall have received, on the exercise of the Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities.

        (c) The term "Public Offering" refers to an underwritten public offering of securities of the Company pursuant to an effective registration statement under the Securities Act covering the offer and sale of such securities to the public.

        (d) The term "Registrable Shares" refers to the Common Stock issued upon exercise of this Warrant and any shares of Common Stock issued thereon by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Registrable Share, once issued, it shall cease to be a Registrable Share when (A) a registration statement with respect to the sale of such share shall have become effective under the Securities Act and such share shall have been disposed of in accordance with such registration statement; (B) it shall become eligible to be disposed of pursuant to Rule 144 (or any successor provision) under the Securities Act; (C) it shall have been otherwise transferred, a new certificate for it not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of it shall not require registration or qualification of it under the Securities Act or similar state law then in effect; or (D) it shall have ceased to be outstanding.

        (e) The term "Registration Statement" refers to any registration statement of the Company that covers any of the Registrable Shares pursuant to the provisions of this Agreement, including the prospectus included therein, any amendment or supplement thereof, including posteffective amendments, and all exhibits and all material incorporated by reference in such Registration Statement.

         l. Exercise of Warrant.

            1.1 Exercise. This Warrant may be exercised in full or in part or not at all by the holder hereof by surrender of this Warrant and the subscription form annexed hereto (duly executed by such holder), to the Company at its principal office, accompanied by payment, in cash, or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying (a) the number of shares of Common Stock designated by the holder in the subscription form by (b) the Purchase Price.

            1.2 Trustee for Warrant Holders. In the event that a bank or trust company shall have been appointed as trustee for the holder of the Warrant, such bank or trust company shall have all the powers and duties of a warrant agent appointed pursuant to Section 9 and shall accept, in its own name for the account of the Company or such successor person as may be entitled thereto, all amounts otherwise payable to the Company or such successor, as the case



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may be, on exercise of this Warrant pursuant to this Section 1. The Company shall give the holder of the Warrant notice of the appointment of any trustee and any change thereof.

         2. Delivery of Stock Certificates, etc., on Exercise. As soon as practicable after the exercise of this Warrant, and in any event within ten (10) days thereafter, the Company at its expense (including the payment by it of any applicable issue or stamp taxes) will cause to be issued in the name of and delivered to the holder hereof, or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of fully paid and nonassessable shares of Common Stock (or Other Securities) to which such holder shall be entitled on such exercise, in such denominations as may be requested by such holder. The Company shall not be required to issue certificates representing fractions of shares of Common Stock (or Other Securities) upon the exercise of this Warrant, nor shall it be required to issue scrip or pay cash in lieu of fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of shares of Common Stock (or Other Securities).

         3. No Impairment. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, or any other similar voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of the Warrant against impairment due to such event.

           4.1 Piggyback Registration.

              (a) If, at any time on or prior to the Expiration Date, the Company proposes to file a registration statement in connection with a Public Offering of any of its equity securities (other than (A) in connection with a registration requested pursuant to Section 4.2 hereof, or (B) a registration statement on Form S-4 or Form S-8, or any form substituting therefor that is suitable for the registration of the Registrable Shares under the Securities Act (a "Piggyback Registration Statement")), then the Company shall in each case give written notice (the "Piggyback Notice") of such proposed filing to all holders of Registrable Shares still outstanding at least thirty (30) days before the anticipated filing date of such Piggyback Registration Statement, which Piggyback Notice shall offer the holders of Registrable Shares the opportunity to include in such Piggyback Registration Statement such amount of Registrable Shares as they may request. Each holder of Registrable Shares electing to have its or his Registrable Shares registered pursuant to this Section 4.1(a) shall advise the Company of such election in writing within twenty (20) days after the date of receipt of the Piggyback Notice, specifying the amount of Registrable Shares for which registration is requested (the "Piggyback Election"). Subject to the rights of other stockholders, if any, having demand registration rights, the Company shall include in any such Piggyback Registration Statement all Registrable Shares so requested to be included; provided that the Company has received the Piggyback Election and subject to limitations set forth in Section 4.1(b) below.

              (b) Notwithstanding the foregoing, if the underwriter or underwriters of any such proposed Public Offering shall be of the opinion that the total amount or kind of securities held by the holders of Registrable Shares and any other persons or entities entitled to be included in such Public Offering would adversely affect the success of such Public Offering, then the amount of securities to be offered for the accounts of holders of Registrable Shares shall be reduced pro rata to the extent necessary to reduce the total amount of securities to be included in such Public Offering to the amount recommended by the underwriter or underwriters thereof, whereupon the Company shall only be obligated to register such limited portion (which may be none) of the Registrable Shares with respect to which such holder has provided a Piggyback Election. In no event shall the Company be required pursuant to this
Section 4.1(b) to reduce the amount of securities proposed to be registered by it for its own account.

              (c) No registration pursuant to a request or requests referred to in this Section 4.1 shall be deemed to be a Demand Registration (as hereinafter defined).

            4.2 Demand Registration.

              (a) The holders of a majority of the number of Registrable Shares shall have the right, on or after the date hereof and on or prior to the Expiration Date, to make one (1) written demand upon the Company for registration under the Securities Act of all or part of their remaining Registrable Shares (a "Demand Registration"). Any such demand shall specify the aggregate amount of Registrable Shares proposed to be sold and shall also specify the intended method of disposition thereof. Within fifteen (15) business days after receipt of such request, the Company shall give written notice (the "Demand Notice") of such registration request to all other holders of Registrable Shares and thereupon shall use its best efforts to register such Registrable Shares (and any of the Company's other equity securities which may be included therewith pursuant to Section 4.2(b) hereof) and shall include in such registration all Registrable Shares with respect to which the Company has received written requests for inclusion therein within ten (10) business days after the receipt by the applicable holders of the Demand Notice; provided that the Company shall have the right to delay the effectiveness of such Demand Registration (A) for such reasonable period of time until the Company receives or prepares financial statements for the fiscal period most recently ended prior to such written request, if necessary to avoid the use of stale financial statements, or (B) if the Company would be required to divulge in such Registration Statement the existence of any fact relating to a material business situation, transaction or negotiation not otherwise required to be disclosed or if the Board of Directors of the Company shall determine in good faith that the registration to be effected would not be in the best interests of the Company, in which case the Company shall have the right to delay such filing for a period of no longer than one hundred twenty (120) days. The Company shall not be required to effect more than one (1) registration pursuant to this Section 4.2.

              (b) The Company shall have the right to include any of its equity securities in a Demand Registration and in such a case shall include in the Demand Notice given to all holders of Registrable Shares a statement of the type and amount of equity securities that are to be so included.



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              (c) If the holders of a majority of the number of Registrable
Shares to be registered in a Demand Registration so elect, the offering of Registrable Shares pursuant to such Demand Registration shall be in the form of an underwritten offering. In such event, if the underwriters of such offering advise the Company and such holders in writing that in their opinion the amount of Registrable Shares and other equity securities of the Company to be included in such offering pursuant to Section 4.2(b) hereof would adversely affect the success of such registration, then the Company shall include only the amount of its securities in such Demand Registration as would not have such adverse effect. If the underwriters then determine that the amount of Registrable Shares would adversely affect the success of such offering, the Company shall include in such Demand Registration, on behalf of such holders, an amount of Registrable Shares equal to the total amount that in the opinion of such underwriter or underwriters, can be sold without any such adverse effect, and such securities shall be allocated pro rata among all demanding holders of Registrable Shares.

              (d) A registration will not be considered a Demand Registration unless it has been kept effective for a period of one hundred twenty (120) days following the date on which such Registration Statement was declared effective, except that the registration of a firm commitment underwriting need not be maintained after the completion of the offering.

         5. Transfer of Warrant. Prior to the Expiration Date and subject to compliance with applicable laws, this Warrant and all rights hereunder are transferable by the holders hereof, in whole or in part, at the principal office of the Company. Any such transfer shall be made upon surrender of this Warrant together with the Assignment Form attached hereto properly executed, endorsed and guaranteed. Notwithstanding the foregoing, the Company may prohibit the transfer of this Warrant if such transfer is not in compliance with applicable laws.

         6. Merger, Consolidation or Sale. In case of any consolidation of the Company with, or merger of the Company with, or into, or sale of the Company to, another corporation (other than a consolidation or merger which does not result in any reclassification or change of the outstanding Common Stock), the surviving corporation formed by such merger, consolidation or sale shall execute and deliver to the Holder a supplemental warrant agreement providing that the holder shall have the right of such merger, consolidation or sale, to receive, upon exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable upon such merger, consolidation or sale by a holder of the number of shares of Common Stock of the Company for which such warrant might have been exercised immediately prior to such merger, consolidation or sale. Such supplemental warrant agreement shall provide for adjustments which shall be identical to the adjustments provided in Section 13 hereof. The foregoing provisions of this paragraph shall similarly apply to successive mergers, consolidations or sales.

         7. Register of Warrants. The Company shall maintain, at the principal office of the Company (or such other office as it may designate by notice to the holder hereof), a register for the Warrants, in which the Company shall record the name and address of the person in whose name a Warrant has been issued, as well as the name and address of each transferee and each prior owner of such Warrant.

         8. Replacement of Warrants. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

         9. Warrant Agent. The Company may, by written notice to the registered holder of this Warrant, appoint an agent having an office in New York, New York, for the purpose of issuing Common Stock (or Other Securities) on the exercise of the Warrant pursuant to Section 1 and replacing this Warrant pursuant to Section 8, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

         10. Remedies. The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

         11. Closing of Books. The Company will at no time close its transfer books against the transfer of any Warrant or of any shares of Common Stock (or Other Securities) issued or issuable upon the exercise of any Warrant in any manner which interferes with the timely exercise of this Warrant.

         12. No Rights or Liabilities as a Stockholder. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company. No provision of this Warrant, in the absence of affirmative action by the holder hereof to purchase Common Stock (or Other Securities), and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the Purchase Price or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

         13. Anti-Dilution Adjustments. In the event the Company (i) shall pay a stock dividend or make a distribution to holders of Common Stock of the Company in shares of Common Stock, (ii) shall subdivide its outstanding shares of Common Stock, (iii) shall combine its outstanding shares of Common Stock into a smaller number of shares or (iv) shall issue by reclassification of its shares of Common Stock any shares of capital stock of the Company, then additional shares of Common Stock shall be issued (upon exercise of the Warrant) to the Holder such that the number of shares owned by the Holder immediately after such action shall bear the same relation to the total number of shares outstanding immediately after such action as the number of shares owned by the Holder immediately prior to such action bore to the total number of shares outstanding immediately prior to such action. An adjustment made pursuant to this Section 13 shall become effective retroactively immediately after the record date in the case of a dividend or distribution of Common Stock and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

         14. Notices Generally. All notices and other communications from the Company to the registered holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, at the address for such holder as it appears on the books of the Company or its agent.

         15. Miscellaneous. This Warrant and any term hereof may not be changed, waived, discharged or terminated without the prior written consent of the Company and the Holder. This Warrant shall be construed and enforced in accordance with and governed by the Business Corporation Act of the State of New Jersey. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. This Warrant is being executed as an instrument under seal. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

         IN WITNESS WHEREOF, the undersigned has executed this Warrant as of the 19th day of November, 1999.



                                             DYNAMICWEB ENTERPRISES, INC.

                                             By:  /s/ STEVEN L. VANECHANOS, JR.
                                                  -----------------------------
[Corporate Seal]                             Name: Steven L. Vanechanos,
                                             Title: Chairman of the Board and
                                             Chief Executive Officer

Attest:

BY: /s/ NINA PESCATORE
    ---------------------------
Name:  Nina Pescatore
Title: Controller



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                              FORM OF SUBSCRIPTION
                  (To be signed only upon exercise of Warrant)

TO DYNAMICWEB ENTERPRISES, INC.

        The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise this Warrant for, and to purchase thereunder, shares of Common Stock of DYNAMICWEB ENTERPRISES, INC. and herewith makes
payment of $                         therefor in cash, and requests that the
certificates for such shares be issued in the name of, and delivered to, Virtual'Ex, Inc. whose address is 418 North Union Street, Alexandria, VA 22314.

Dated:
       ----------,--------                     -------------------------------
                                              (Signature must conform to name
                                              of holder as specified on the
                                              face of the Warrant)


                                              -------------------------------

                                              -------------------------------
                                              (Address)

                        -------------------------------
                               FORM OF ASSIGNMENT
                   (To be signed only on transfer of Warrant)

         For value received, the undersigned hereby sells, assigns and transfers
unto                          the right represented by the within Warrant to
purchase                  shares of Common Stock of DYNANICWEB ENTERPRISES, INC.
to which the within Warrant relates, and appoints                     Attorney
to transfer such right on the books of DYNAMICWEB ENTERPRISES, INC. with full power of substitution in the premises.

Dated:
       ------------------,-------              -------------------------------
                                               (Signature must conform to name
                                               of holder as specified on the
                                               face of the Warrant)

                                               -------------------------------

                                               -------------------------------
                                                                    (Address)

Signed in the presence of:

-------------------------------